[*] = Certain confidential information contained in this document, marked by brackets is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Exhibit 10.1

User SAP Number:

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AMENDMENT TO

EUROPEAN ADDENDUM

TO THE CLINICAL TRIAL COLLABORATION AGREEMENT

BETWEEN MEDTRONIC AND ARCA

This Amendment, effective July 10, 2017, amends the European Addendum to the Clinical Trial Collaboration Agreement between Medtronic, Inc. (“Medtronic”) and ARCA biopharma, Inc. (“ARCA“), which became effective September 14, 2016 (“Agreement”).

1.	Exhibit A to the Agreement is deleted and replaced with the attached Exhibit A-1.

Except to the extent provided above, the remaining terms and conditions of the Agreement shall remain in full force and effect.

MEDTRONIC, INC. 8200 Coral Sea St NE(MVS23) Mounds View, MN 55112 United States Attn: Email: Fax:	ARCA biopharma, Inc. 11080 CirclePoint Rd, Suite 140 Westminster, Colorado 80020 United States Attn: Email: Fax:
By/s/ Chris Landon Print Name Chris Landon Print TitleVP & GM, Diagnostics, Medtronic DateApril 30, 2017	By/s/ Chris Ozeroff Print Name Chris Ozeroff Print TitleSVP DateApril 24, 2017

EUROPEAN ADDENDUM EXHIBIT A-1

Exhibit A to Clinical Trial Collaboration Agreement

Version: 5 July 2017

Agreed (signature/date):	/s/ Melody LaBeau 10 July, 2017		/s/ Christopher Dufton
Medtronic	Melody LaBeau Sr. Program Manager / CMCR Operations Medtronic	ARCA	Christopher Dufton, PhD Vice President, Clinical Development ARCA Biopharma, Inc

[*]

[*] = Certain confidential information contained in this document, marked by brackets is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended